THE ADVISORS' INNER CIRCLE FUND

                       WHG SHORT DURATION HIGH YIELD FUND

                   SUPPLEMENT DATED FEBRUARY 17, 2012 TO THE
        INSTITUTIONAL SHARES SUMMARY PROSPECTUS DATED DECEMBER 28, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
   THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                  PROSPECTUS.

At a February 14-15, 2012 meeting of the Board of Trustees of The Advisors' Inner Circle Fund, the Trustees approved a change in the investment objective of the WHG Short Duration High Yield Fund (the "Fund"). Accordingly, effective March 1, 2012, the Fund's Summary Prospectus is amended as follows:

         1. The following information replaces the language under the heading "Investment Objective" on page 1 of the Summary
                  Prospectus:

                           The investment objective of the WHG Short Duration High Yield Fund (the "Fund") is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WHG-SK-029-0100